UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FEMASYS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 28, 2025
To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Femasys Inc. to be held on Wednesday, June 25, 2025 at 9:00 a.m. Eastern Daylight Time at the offices of Femasys Inc. at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024. Please note that if you plan to attend the Annual Meeting in person, photographic identification will be required for admission.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. Only stockholders of record at the close of business on April 15, 2025 may vote at the Annual Meeting and any postponements or adjournments of the Annual Meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the Annual Meeting.

Your vote is important. We are primarily providing access to our proxy materials over the internet pursuant to the Securities and Exchange Commission’s notice and access rules. On or about April 30, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2025 Proxy Statement and 2024 Annual Report on the internet and will include instructions on how you can receive a paper copy of the Annual Meeting materials, including the Notice of Annual Meeting, proxy statement and proxy card.

Whether or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: 1) over the internet at www.proxyvote.com, 2) by telephone by calling the toll-free number 1-800-690-6903, or 3) if you elected to receive printed proxy materials by mail, by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

/s/ Kathy Lee-Sepsick
Kathy Lee-Sepsick
Founder, President and Chief Executive Officer

FEMASYS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 28, 2025

Time and Date:	June 25, 2025 at 9:00 a.m. Eastern Daylight Time.

Place:	The Annual Meeting will be held on Wednesday, June 25, 2025 at 9:00 a.m. Eastern Daylight Time at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024.

Items of Business:	1.
Elect two Class I directors listed in the accompanying proxy statement, to serve a three-year term expiring at the 2028 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

2.
To approve an amendment to the Femasys Inc. 2021 Equity Incentive Plan (the “2021 Plan”), to increase the aggregate number of shares of common stock authorized for issuance under the 2021 Plan by 3,000,000 shares.

	3.	Ratify the appointment of KPMG LLP as the independent registered public accounting firm of Femasys Inc. for the fiscal year ending December 31, 2025.
	4.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only holders of record of common stock at the close of business on April 15, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:
With respect to all matters that will come before the Annual Meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 15, 2025, the record date.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website https://ir.femasys.com/overview/ or, if you are a registered holder, contact our transfer agent, Broadridge Investor Communication Solutions, Inc., by telephone at (844) 998-0339, or by email at shareholder@broadridge.com. If you wish to contact us by mail:

Regular Mail
Broadridge Shareholder Services
c/o Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717

Overnight Mail
Broadridge Shareholder Services
c/o Broadridge Corporate Issuer Solutions
1155 Long Island Avenue
Edgewood, NY 11717-8309

We are primarily providing access to our proxy materials over the internet pursuant to the Securities and Exchange Commission’s notice and access rules. On or about April 30, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2025 Proxy Statement and 2024 Annual Report on the internet and will include instructions on how you can receive a paper copy of the Annual Meeting materials, including the Notice of Annual Meeting, proxy statement and proxy card.

Whether or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: 1) over the internet at www.proxyvote.com, 2) by telephone by calling the toll-free number 1-800-690-6903, or 3) if you elected to receive printed proxy materials by mail, by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ATTN: IWS

By Order of the Board of Directors,

/s/ Kathy Lee-Sepsick
Kathy Lee-Sepsick
Founder, President and Chief Executive Officer

i

FEMASYS INC.

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 25, 2025

April 28, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors of Femasys Inc. (“Femasys”) for use at the Femasys 2025 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) to be held on Wednesday, June 25, 2025 at 9:00 a.m. Eastern Daylight Time at the offices of Femasys at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “Femasys” refer to Femasys Inc.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:           Why did I receive a notice regarding the availability of proxy materials on the internet?

A:           Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board” or “Board of Directors”) of Femasys Inc. (sometimes referred to as the “Company” or “Femasys”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 30, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Q:	What is the purpose of the meeting?

A:
At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?

A:	Stockholders will be asked to vote on the following three proposals at the meeting:

1.
to elect Alistair Milnes and Edward Uzialko, Jr. as a Class I directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal; and

2.	to approve an increase in the number of shares available for issuance under the 2021 Equity Incentive Plan by 3,000,000 shares; and

3.	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025

Q:	Could matters other than Proposal One, Proposal Two and Proposal Three be decided at the meeting?

A:
Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Femasys, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

•	“FOR” the nominees to the board of directors (Proposal One); and

•	“FOR” increase in the number of shares available for issuance under the 2021 Equity Incentive Plan by 3,000,000 shares (Proposal Two); and

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Three).

Q:	Who may vote at the Annual Meeting?

A:
Holders of record of our common stock as of the close of business on April 15, 2025, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 27,239,885 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Broadridge Investor Communication Solutions, Inc., you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by Femasys.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. In most instances, you can do this over the internet, or, you may mark, sign, date and mail your voting instruction form using the envelope your broker, bank or other nominee provides. The materials that were sent to you have specific instructions for how to submit your vote and the deadline for doing so. If you would like to revoke your proxy, you must follow the broker, bank or other nominee’s instructions on how to do so.

Because you are not the stockholder of record, you are required to obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Q:	How do I vote?

A.	The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may:

•	vote online by visiting: www.proxyvote.com. You will be asked to provide the Company ID and control number from your Notice;

•	vote by telephone, dial toll free 1-800-690-6903. You will be asked to provide the Company ID and control number from your Notice;

•
vote by mail if you requested printed proxy materials, you can vote by promptly completing and returning your signed proxy card in the envelope provided. You should mail your signed proxy sufficiently in advance for it to be received by June 24, 2025; or

•	vote in person—you may attend the Annual Meeting and vote your shares in person.

Votes submitted by telephone or online must be received prior to the start of the meeting. Submitting your proxy, whether by telephone, online or by mail, will not affect your right to vote in person should you decide to attend the meeting in person.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To vote in person at the meeting, you will be required to obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	How do I vote online or telephone?

A.
If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice. Please have each Notice you received in hand when you vote online or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and online voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Q:	What shares can I vote?

A:
Each share of Femasys common stock issued and outstanding as of the close of business on April 15, 2025 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 15, 2025, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 15, 2025.

Q:	What is the quorum requirement for the meeting?

A:
The holders of 33.34% of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:
Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the Annual Meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Three). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal Three, including the election of directors. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

•	Proposal One: The director shall be elected by a plurality of the votes properly cast on the election of director.

•	Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

•	Proposal Three: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

Q:	If I submit a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one Notice?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of the Notice or multiple voting instruction cards from their nominee. For example, stockholders who hold shares in more than one brokerage account may receive separate voting instruction cards for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one Notice. You should vote in accordance with all of the Notices and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.

If you are the stockholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	providing a written notice of revocation to the Corporate Secretary of Femasys at Femasys Inc., 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024, prior to your shares being voted,

•	transmitting a subsequent vote online or by telephone prior to the close of voting; or

•	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I attend the Annual Meeting in person?

A:
Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person, but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and photographic identification to the Annual Meeting. For example, you may bring an account statement showing that you beneficially own shares common stock as of the record date as acceptable proof of ownership. In addition, if you wish to vote in person at the Annual Meeting, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	Can I submit questions prior to the meeting?

A:	No, you can only submit questions during the meeting.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?

A:
The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at ir@femasys.com to arrange for inspection of the list at our corporate headquarters, 3950 Johns Creek Court, Suite 100, Suwanee, GA 30024.

Q:	Who will tabulate the votes?

A:	Dov Elefant, our Chief Financial Officer, will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission, or the SEC, within four business days after the Annual Meeting.

Q:	What if I have questions about my Femasys shares or need to change my mailing address?

A:
You may contact our transfer agent, Broadridge Investor Communication Solutions, Inc., by telephone at (844) 998-0339, by email at shareholder@broadridge.com or by U.S. regular mail at Broadridge Shareholder Services, c/o Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NY 11717, if you have questions about your Femasys shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:
The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

Q:	What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2026 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2026 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at 3950 Johns Creek Court, Suite 100, Suwanee, GA 30024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2026 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December 29, 2025 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2026 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2026 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:

•	not earlier than the close of business on February 25, 2026, and

•	not later than the close of business on March 27, 2026.

If we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after June 25, 2026 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Corporate Secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our amended and restated bylaws. If a stockholder who has notified Femasys of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Femasys does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://ir.femasys.com/governance/governance-documents/. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.

Board Leadership Structure and Role of the Board in Risk Oversight:

Our board of directors is currently chaired by Charles Larsen, an “independent director” as defined under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Our board of directors believes that separation of the positions of chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. The board of directors retains the flexibility to change its leadership structure from time to time as appropriate based on its view of the best interests of the company.

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The nominating and corporate governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors' leadership structure.

Director Independence

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Mr. Larsen, Mr. Milnes, Mr. Silverman or Mr. Uzialko, representing four of our five directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our common stock and/or convertible debt by certain non-employee directors and the relationships of certain non-employee directors with certain of our significant stockholders. Ms. Lee-Sepsick, as our President and Chief Executive officer is not “independent” under the rules of Nasdaq.

Board Diversity

We believe the board is most effective when it embodies a diverse range of views, backgrounds and experience. Diversity is considered in the broadest sense, including, among other attributes, reflecting geography, age, gender, leadership, perspectives, educational background, other board experience and commitments, business and professional achievements, skills and experience in the context of the needs of the Board. While the nominating and corporate governance committee does not have a formal policy on diversity with regard to consideration of director nominees, the nominating and corporate governance committee considers diversity in its selection of nominees and endeavors to include women and minority candidates in the qualified pool from which Board candidates are chosen.

Board Committees

Our board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues.

Each of the audit committee, the compensation committee and the nominating and corporate governance committee operate under a written charter that has been approved by our board of directors. A copy of each of the audit committee, compensation committee and nominating and corporate governance committee charters is available on our corporate website at https://ir.femasys.com/governance/governance-documents/. The information contained on or that can be accessed through our website is not incorporated by reference into this proxy statement, and you should not consider such information to be part of this proxy statement.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our risk management program, (iv) the performance of our independent auditor and (v) the design and implementation of our internal audit function and internal controls. Our audit committee is responsible for, among other things:

•
appointing, compensating, retaining and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us;

•	discussing with our independent auditor any audit problems or difficulties and management's response;

•
pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the committee or exempt from such requirement under SEC rules);

•	reviewing and discussing our annual and quarterly financial statements with management and our independent auditor;

•	discussing and overseeing our policies with respect to risk assessment and risk management, including cybersecurity risks; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee consists of Mr. Larsen, Mr. Milnes and Mr. Uzialko, with Mr. Larsen serving as chair. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has affirmatively determined that Mr. Larsen, Mr. Milnes and Mr. Uzialko meet the definition of “independent director” under Rule 10A-3 of the Exchange Act and the Nasdaq rules for purposes of serving on the audit committee. In addition, our board of directors has determined that Mr. Larsen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K and has the requisite accounting or related financial management expertise and financial sophistication under the applicable rules and regulations of Nasdaq. The audit committee held 5 committee meetings during the fiscal year ended December 31, 2024.

Compensation Committee

Our compensation committee oversees our compensation policies, plans and benefits programs. Our compensation committee is responsible for, among other things:

•
reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer's performance in light of these goals and objectives and setting compensation;

•	reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;

•	reviewing and making recommendations to our board of directors regarding director compensation;

•	reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans and arrangements; and

•	appointing and overseeing any compensation consultants.

Our compensation committee consists of Mr. Larsen, Mr. Milnes and Mr. Uzialko, with Mr. Larsen serving as chair.

Our board of directors has determined that Mr. Larsen, Mr. Mr. Milnes and Mr. Uzialko meet the definition of “independent director” under the applicable Nasdaq rules for purposes of serving on the compensation committee, are “outside directors” as defined in Rule 162(m) of the Internal Revenue Code, or the Code, and “non-employee directors” as defined in Section 16b-3 of the Exchange Act. The compensation committee held 3 committee meetings during the fiscal year ended December 31, 2024.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our nominating and corporate governance committee is responsible for, among other things:

•	identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

•	recommending to our board of directors the nominees for election to our board of directors at annual meetings of our stockholders;

•	overseeing the annual self-evaluations of our board of directors and management; and

•	developing and recommending to our board of directors a set of corporate governance guidelines and principles.

Our nominating and corporate governance committee consists of Mr. Milnes, Mr. Larsen and Mr. Silverman, with Mr. Milnes serving as chair. Our board has determined that Mr. Milnes, Mr. Larsen and Mr. Silverman meet the definition of “independent director” under applicable Nasdaq rules for purposes of serving on the nominating and corporate governance committee. The nominating and corporate governance committee held 2 committee meetings during the fiscal year ended December 31, 2024.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an officer or one of our employees. None of our executive officers currently serves, or in the past three years has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Compensation Committee Report

Our compensation committee has reviewed and discussed the Executive Compensation information contained in this proxy statement with management. Based on our compensation committee’s review and discussions with management, our compensation committee recommended to our board of directors that the compensation information be included in this proxy statement.

This report is submitted by the members of the compensation committee of the Board of Directors:

Submitted by the Compensation Committee
Charles Larsen
Alistair Milnes
Edward Uzialko

Insider Trading Policy; Employee, Officer and Director Hedging

Our executive officers, employees, and directors are subject to our insider trading policy, which we have filed as an exhibit to our Annual Report on Form 10-K. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. Femasys does not have a standalone anti-hedging policy.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2024, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served. The board of directors held 5 board meetings during the fiscal year ended December 31, 2024.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of the members of our board of directors were present at our 2024 annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairman and independent directors) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:

Femasys Inc.
3950 Johns Creek Court, Suite 100
Suwanee, Georgia 30024
Attn: Corporate Secretary

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the investor section of our website, which is located at https://ir.femasys.com/governance/governance-documents/. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

Clawback Policy

Our board of directors has adopted a compensation recoupment, or “clawback,” policy for cash and equity incentive awards paid to executive officers providing for the recovery of applicable incentive-based compensation from current and former executive officers of the Company in the event the Company is required to restate its financial results due to material non-compliance with any financial reporting requirement under the federal securities laws as required by the Dodd-Frank Act and corresponding Nasdaq listing standards. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement. We have a filed our clawback policy as an exhibit to our Annual Report on Form 10-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2024.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.

Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth below under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2026 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2026 Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. The brief biographical description of our director set forth in “Proposal One: Election of Director” below includes the primary individual experience, qualifications, attributes and skills of our director that led to the conclusion that such director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our board of directors currently consists of five directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III expire at our Annual Meetings of Stockholders to be held in 2026 and 2027, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that the Class I nominees named below be elected as a Class I directors for a three-year term expiring at our 2028 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of the nominee named below, unless the proxy is marked to withhold authority to so vote. If a nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominees have consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Nominee to Our Board of Directors

The nominees and their ages, occupations and length of service on our board of directors as of April 8, 2025 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Alistair Milnes	51	Director and Director Nominee	June 2023
Edward Uzialko, Jr.	74	Director and Director Nominee	August 2005

Alistair Milnes has served as a member of our Board since June 2023. Mr. Milnes has served as Chief Operating Officer at Bicycle Therapeutics, a clinical-stage biopharmaceutical company, since January 2022 and previously served as Vice President, Human Resources and Communications from January 2021 to December 2021. Previously, he served as Strategic Advisor at Rio Tinto with a focus on transformation, people and communications from January 2020 to December 2020, and in roles of increasing responsibility at Gazprom Marketing & Trading Ltd., from 2010 to October 2019, including serving as Director of Global Human Resources and Communications, from December 2017 to October 2019 and Director of Global Human Resources from 2013 to November 2017. Mr. Milnes received his B.A. from Edinburgh Napier University.

Our Board believes that Mr. Milnes is qualified to serve on our Board due to his extensive experience in the life sciences as well as his business and leadership experience.

Edward Uzialko, Jr. has served as a member of our Board since August 2005 and was lead investor during the formative years of the Company. Mr. Uzialko was the founder and Chief Executive Officer of Lynk Systems, Inc. from 1991 until it was acquired by Royal Bank of Scotland in 2004. Lynk was a provider of merchant payment and ATM processing services to merchants. Mr. Uzialko has also served as the owner and Chief Executive Officer of Mainstream Merchant Services, a merchant processing company, from 2007 until it was acquired. Mr. Uzialko also held positions with First Financial Management Corporation and Intercept. Mr. Uzialko attended the Florida Institute of Technology from 1969 to 1973 pursuing a degree in computer science.

Our Board believes that Mr. Uzialko is qualified to serve on our board due to his experience in the financial technology industry.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of June 1, 2025 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class II Directors:
Charles Larsen(3)(4)(5)(7)	73	Chairperson and Director	October 2015
Joshua Silverman(3)	55	Director	November 2023

Class III Director:
Kathy Lee-Sepsick	57	Founder, President, CEO and Director	February 2004

(1)	Member of our audit committee
(2)	Member of our compensation committee

(3)	Member of our nominating and corporate governance committee
(4)	Chairperson of our audit committee
(5)	Chairperson of our compensation committee
(6)	Chairperson of our nominating and corporate governance committee.
(7)	Chairperson of the Board.

Kathy Lee-Sepsick, our founder, has served as our Chief Executive Officer and President since 2004 and served as our Chairperson from 2004 to 2021. Ms. Lee-Sepsick has served as a senior executive in the medical technologies industry for nearly three decades, compiling a successful track record in growing emerging companies and corporate operating divisions. She holds over 200 patents globally for Femasys products and product candidates. Ms. Lee-Sepsick was instrumental in the various stages of product and company life cycles with strategic, operational, and executive responsibilities, at start-ups Novoste Corporation, developer of intravascular therapy solution and SaluMedica, biomaterial developer of artificial cartilage. At the onset of her career, Ms. Lee-Sepsick served in a product management role at Terumo Medical Corporation, where she was integral in the management of strategic partner, Boston Scientific Corporation. Ms. Lee-Sepsick is a graduate of Rutgers University with an MBA and a BS in Biochemistry.

Our Board believes that Ms. Lee-Sepsick is qualified to serve on our Board because of the perspective and experience she brings as our founder and Chief Executive Officer and her background in the life sciences industry.

Charles Larsen has served as a member of our Board since October 2015 and as Chairperson of our Board since 2021. Mr. Larsen has over 35 years of operating and technical experience in the medical device industry. He co-founded Novoste Corporation in 1992 and The Innovation Factory in 1999 and through his role at The Innovation Factory, he co-founded additional companies, including medical device companies such as Acufocus, Inc., AqueSys Inc., Halscion, Inc., Neuronetics, Inc. and Sebacia, Inc. He holds over 30 issued U.S. and international patents on medical devices. Before joining Novoste, Mr. Larsen held positions with Novoste Puerto Rico, Cordis Corporation, Key Pharmaceuticals and Parke-Davis/Warner Lambert in executive, senior engineering and project management roles. Mr. Larsen also serves on the Board of Directors of Acufocus, CardioFocus, Intuity Medical Inc., and Torax Medical, Inc, each specialty medical or medical device companies. Mr. Larsen is a graduate of the New Jersey Institute of Technology with a B.S. in Mechanical Engineering.

Our Board believes that Mr. Larsen is qualified to serve on our Board due to his expertise in medical device companies and technology.

Joshua Silverman has served as a member of our Board since November 2023. Mr. Silverman has served as the interim Chief Executive Officer, interim President, interim Chairman and Director of PharmaCyte Biotech since 2022. He is the Co-Founder and Managing Member of Parkfield Funding LLC and is a former Principal and Managing Partner of Iroquois Capital Management, LLC. Previously, he served as Co-Chief Investment Officer of Iroquois from 2003 until 2016 and Co-Chief Investment Officer of Vertical Ventures, LLC from 2000 to 2003. Mr. Silverman served as Assistant Press Secretary to The President of The United States. Mr. Silverman also serves on the boards of directors of Ayro Inc., TNF Pharmaceuticals, Inc., Petros Pharmaceuticals, Inc. and Synaptogenix, Inc. Mr. Silverman received his B.A. from Lehigh University.

Our Board believes that Mr. Silverman is qualified to serve on our Board due to his extensive experience in the life sciences creating new businesses, establishing strategic direction and fundraising, as well as his leadership experience.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Director Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our Board during the fiscal year ended December 31, 2024. Ms. Lee-Sepsick is not included in the table below, as she is employed as our President and Chief Executive Officer and receives no compensation for her service as a director. The compensation received by Ms. Lee-Sepsick as an employee is shown in “Executive Compensation-Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Awards(1) ($)	All Other Compensation ($)	Total ($)
Charles Larsen	114,436	16,693	—	131,129
Alistair Milnes	63,807	16,693	—	80,500
Joshua Silverman	38,750	16,693	—	55,443
Edward Uzialko	53,217	16,693	—	69,910

(1)
The values shown reflect the grant date fair value of the non-employee director stock option awards computed in accordance with FASB ASC, Topic 718. See Note 10 to the Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 27, 2025, for a discussion on the relevant assumptions used in the calculation.

Non-Employee Director Compensation Arrangements

Our non-employee director compensation policy consists of annual retainer fees and long-term equity awards. Under the policy, each director who is not an employee will be paid cash compensation as set forth below:

Annual Retainer
Board of Directors:
Members	$40,000
Additional retainer for non-executive chair, if any	$35,000
Audit Committee:
Members (other than chair) (1)	$10,000
Retainer for chair	$20,000
Compensation Committee:
Members (other than chair) (2)	$7,500
Retainer for chair	$15,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000

(1)	Audit committee member annual fees increased from $9,000 to $10,000 effective January 1, 2025
(2)	Compensation committee annual fees increased from $5,000 to $7,500 effective January 1, 2025.

The Board may, in its discretion, permit a non-employee director to elect to receive any portion of the annual cash retainer in the form of fully vested and unrestricted shares of common stock in lieu of cash.

Also, pursuant to this policy, on the date of any annual meeting of our stockholders, we intend to grant each eligible non-employee director an award of an option to purchase 17,600 shares of our common stock (at a per-share exercise price equal to the closing price per share of the common stock on the date of such annual meeting (or on the last preceding trading day)). The terms of each such award will be set forth in a written award agreement between each non-employee director and us, which will generally provide for vesting after one year of continued service as a director. Each such award will vest in full immediately prior to the occurrence of a Change in Control (as defined in the 2021 Plan).

Also, pursuant to this policy, we intend to grant any eligible new non-employee director who joins the board an award of an option to purchase 35,200 shares of our common stock (at a per-share exercise price equal to the closing price per share of the common stock on the date of such director's election or appointment (or on the last preceding trading day)). The terms of each such award will be set forth in a written award agreement between the non-employee director and us, which will generally provide for vesting in three equal installments following the date of grant (such that such award will vest in full on the third anniversary of the date of grant subject to continued service). Each such award will vest in full immediately prior to the occurrence of a Change in Control.

All cash and equity awards granted under the non-employee director compensation policy will be granted under, and subject to the limits of, the 2021 Plan.

We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the Board and committees thereof.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” NOMINEES FOR THE ELECTION OF THE CLASS I DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO THE EFMASYS INC. 2021 EQUITY INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve an amendment (the “Amendment”) to the 2021 Plan to increase the authorized shares under the 2021 Plan by 3,000,000 shares of Common Stock. The 2021 Plan was originally approved by our Board in February 2021 and approved by our stockholders in March 2021. The Board believes that the increase in the number of shares of Common Stock available for issuance under the 2021 Plan is necessary in order to continue to offer stock-based compensation programs that will ensure that a sufficient amount of awards under the 2021 Plan are available for issuance in the future to allow the Company to carry out the purposes of the 2021 Plan, including attracting and retaining employees who are critical to the growth and success of the Company.  Our Board approved the Amendment on March 26, 2025, subject to stockholder approval at the Annual Meeting. The Amendment provides for the increase in the aggregate number of shares of common stock that may be issued under the 2021 Plan, from 3,858,597 shares to 6,858,597 shares, which we expect to use for future equity grants under the 2021 Plan. We believe that the current number of shares of common stock remaining available for issuance under the 2021 Plan has become insufficient to meet our future needs for attracting, motivating and retaining employees in a competitive market for talent. A copy of the Amendment is attached as Annex A to this Proxy Statement and is incorporated by reference herein.

We are requesting that stockholders approve the proposed Amendment. If this proposal is approved by our stockholders at the Annual Meeting, the Amendment providing for the additional 3,000,000 shares will become effective on the date of the Annual Meeting. If stockholders do not approve the Amendment, the proposed 3,000,000 additional shares will not become available for issuance under the 2021 Plan. All other existing provisions of the 2021 Plan remain in effect. In such event, our Board will consider whether to adopt alternative arrangements based on its assessment of our needs, and it may become necessary to increase cash compensation to replace any shortfall in available equity, which we do not believe is advisable or in our stockholders’ best interests. We believe that the proposed share pool increase to the 2021 Plan pursuant to the Amendment is reasonable, appropriate, and in the best interests of our stockholders.

If stockholders approve the Amendment, the number of shares available under the 2021 Plan will increase by 3,000,000 shares to 6,858,597 shares.

Reasons Why We Urge Stockholders to Vote in Favor of the Amendment to the 2021 Plan

Our Board recommends a vote for the approval of the Amendment to the 2021 Plan for the following reasons:

•Alignment of employee and stockholder interests. We currently provide long-term incentives using equity awards to certain of our employees and consultants. With your approval of the Amendment, we will be able to continue providing equity awards to align the interests of key personnel with the interests of our stockholders.

•Approval is necessary to continue an equity based compensation program. If stockholders do not approve the Amendment, we may have to turn to alternative award vehicles, including cash, which will not achieve our stockholder alignment objectives, and will negatively impact our cash management and operating expenses.

•Equity enables us to attract, retain and motivate key talent. The 2021 Plan is a critical tool to allow us to attract, retain, and motivate key employees by providing incentives directly related to increases in the value of our stock.

Summary of Plan

The essential features of the 2021 Plan, as proposed to be amended, are outlined below. The following summary is qualified in its entirety by the full text of the 2021 Plan and the Amendment, which appears as Annex A to this Proxy Statement.

Eligibility. Any employee or consultant of ours and our subsidiaries or non-employee director of ours, if any, is eligible to receive awards under the 2021 Plan.

Administration. The 2021 Plan is administered by our compensation committee. The compensation committee has full and final authority in its discretion to: (i) select the employees, non-employee members of our board of directors and consultants who will receive awards under the 2021 Plan, provided that awards to non-employee members of the board of directors will be subject to approval by the full board of directors; (ii) determine the type or types of awards to be granted to each participant; (iii) determine the number of shares of common stock to which an award will relate, the terms and conditions of any award granted under the 2021 Plan (including restrictions as to vesting, performance goals relating to an award, transferability or forfeiture, exercisability or settlement of an award, waivers or accelerations thereof and waivers of or modifications to performance goals relating to an award) and all other matters to be determined in connection with an award; (iv) determine the exercise price or purchase price (if any) of an award; (v) determine whether, to what extent, and under what circumstances an award may be cancelled, forfeited, or surrendered; (vi) determine whether, and to certify that, performance goals to which an award is subject are satisfied; (vii) determine whether participants will be permitted to defer the settlement of certain awards; (viii) correct any defect or supply any omission or reconcile any inconsistency in the 2021 Plan and award agreements, and to adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments as, in its opinion, may be advisable; (ix) construe and interpret the 2021 Plan and award agreements and (x) make all other determinations as it may deem necessary or advisable for the administration of the 2021 Plan and award agreements. However, any awards granted to non-employee directors shall be administered by our full board of directors. No underwater option or underwater SAR may be repriced without stockholder approval.

The compensation committee may delegate some or all of its authority to any of our executive officers or any other person or persons designated by the compensation committee. However, the compensation committee may not delegate its authority to grant awards to the following persons: (i) employees subject to the requirements of Rule 16b-3 of the Securities Exchange Act of 1934; (ii) employees who have been delegated authority under the preceding sentence or (iii) members of our board of directors.

Common Stock Available Under 2021 Plan. The total number of shares of common stock available for awards under the 2021 Plan as of April 28, 2025 is 3,858,597, provided that such number shall be automatically increased on each January 1 by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by our board of directors. If the Amendment is approved by the stockholders, the number of shares authorized for issuance will increase to 6,858,597 shares.

Awards - Generally. Awards may be granted on the terms and conditions described below. In addition, the compensation committee may impose on any award or the settlement or exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the 2021 Plan, as the compensation committee shall determine, including without limitation terms requiring forfeiture of awards in the event of the termination of service of the participant. The right of a participant to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance goals as may be determined by the compensation committee. Each award, and the terms and conditions applicable thereto, shall be evidenced by an award agreement.

Awards – Performance Goals. In the discretion of the compensation committee, the vesting, earning and/or settlement of any award may be conditioned upon the achievement of specified performance goals. Performance goals may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or a subsidiary, division, department or function within the company or a subsidiary. Performance goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance goals may include, without limitation: achievement of specified research and development, publication, clinical and/or regulatory milestones, total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the common stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including operating cash flow and free cash flow), return on capital, assets, equity or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share, sales or market share and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and any combination of any of the foregoing criteria.

If the compensation committee determines that a change in the business, operations, corporate structure or capital structure of our company or a subsidiary, or the manner in which we or it conducts business, or other events or circumstances render the performance goals unsuitable, then the compensation committee may modify such performance goals and/or the related minimum, target, maximum and/or other acceptable levels of achievement as the compensation committee deems appropriate and equitable.

Awards – Types of Awards.

•
Options. Options give a participant the right to purchase a specified number of shares of common stock from us for a specified time period at a fixed exercise price. Options granted under the 2021 Plan may be either incentive stock options, or ISOs, or nonqualified stock options. The price at which shares of common stock may be purchased upon exercise shall be determined by the compensation committee, but shall not be less than the fair market value of one share of common stock on the date of grant, or, in the case of an ISO granted to a ten-percent stockholder, less than 110% of the fair market value of a share of common stock on the date of grant. The compensation committee may grant options that have a term of up to 10 years, or, in the case of an ISO granted to a ten-percent stockholder, five years. The award agreement shall specify the exercise price, term, vesting requirements, including any performance goals, and any other terms and conditions applicable to the granted option.

Unless otherwise provided in an award agreement or an effective employment, consulting, severance or similar agreement with us or a subsidiary, upon a participant’s termination of service for any reason, the unvested portion of each award of options granted generally will be forfeited with no compensation due the participant.

•
SARs. A grant of a SAR entitles a participant to receive, upon exercise of the SAR, the excess of (i) the fair market value of one share of common stock on the date of exercise, over (ii) the grant price of the SAR as determined by the compensation committee, but which may never be less than the fair market value of one share of common stock on the grant date. The compensation committee shall determine and specify in each award agreement the number of SARs granted, the grant price of the SAR (which shall not be less than 100% of the fair market value of a share of common stock on the date of grant), the time or times at which a SAR may be exercised in whole or in part, the method by which shares of common stock will be delivered or deemed to be delivered to a participant, the term of the SAR (which shall not be greater than 10 years) and any other terms and conditions of the SAR. Unless otherwise provided in an award agreement, all SARs will be settled in shares of common stock.

Unless otherwise provided in an award agreement or an effective employment, consulting, severance or similar agreement with us or a subsidiary, upon a participant’s termination of service for any reason, the unvested portion of each award of SARs granted generally will be forfeited with no compensation due the participant.

•
Restricted Stock. An award of restricted stock is a grant of a specified number of shares of common stock, which shares are subject to forfeiture upon the happening of certain events during a specified restriction period. Each award of restricted stock shall specify the duration of the restriction period, the conditions under which the shares of common stock may be forfeited, and the amount, if any, the participant must pay to receive the shares of common stock. During the restriction period, the participant shall have all of the rights of a stockholder with respect to the restricted stock, including to vote the shares of restricted stock and to receive dividends. However, dividends may, at the discretion of the compensation committee, be paid currently or subject to the same restrictions as the underlying stock (and the compensation committee may withhold cash dividends paid on restricted stock until the applicable restrictions have lapsed), provided that, dividends paid on unvested restricted stock that is subject to performance goals shall not be paid or released until the applicable performance goals have been achieved.

Unless otherwise provided in an award agreement or an effective employment, consulting, severance or similar agreement with us or a subsidiary, upon a participant’s termination of service for any reason, the unvested portion of each award of restricted stock granted generally will be forfeited with no compensation due the participant.

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RSUs. An RSU award is a grant of the right to receive a payment in shares of common stock or cash, or a combination thereof, equal to the fair market value of a share of common stock on the settlement date of the award. RSUs are solely a device for determining amounts to be paid to a participant, do not constitute shares and will not be treated as a trust fund of any kind. During the restriction period, the participant will have no rights as a stockholder with respect to any such shares underlying the RSU award. Notwithstanding the previous sentence, the compensation committee may provide in an award agreement that amounts equal to dividends declared during the restriction period on the shares of common stock covered by the award will be credited to the participant’s account and settled in shares of common stock at the same time as the RSUs to which such dividend equivalents relate. Awards of RSUs will be settled in shares of common stock, unless otherwise provided in an award agreement. Provided that the restrictions, including any applicable performance goals, on such award have lapsed, the participant shall receive shares of common stock covered by the award at the end of the restriction period.

Unless otherwise provided in an award agreement or an effective employment, consulting, severance or similar agreement with us or a subsidiary, upon a participant’s termination of service for any reason, the unvested portion of each award of RSUs generally will be forfeited with no compensation due the participant.

•
Performance Stock. An award of performance stock is a grant of a specified number of shares of common stock to a participant, which shares vest (in whole or in part) based on the achievement of performance goals during a performance period and subject to forfeiture upon the occurrence of certain events during a restriction period. Each award agreement shall specify the duration of the performance period and restriction period (if any), performance goals applicable to the performance stock, the conditions under which the performance stock may be forfeited and the amount (if any) that the participant must pay to receive the performance stock. Unless otherwise provided in an award agreement, during the restriction period, the participant will have all the rights of a stockholder with respect to the performance stock, including, without limitation, the right to receive dividends and to vote with respect to the underlying shares of common stock, provided that dividends shall be subject to the same restrictions (and performance goals) as the underlying performance stock and the compensation committee shall withhold any cash dividends paid on performance stock until the performance goals are achieved and restrictions applicable to such performance stock have lapsed.

Unless otherwise provided in an award agreement or an effective employment, consulting, severance or other agreement with us or a subsidiary, upon a participant’s termination of service for any reason, the unvested portion of each award of performance stock generally will be forfeited with no compensation due the participant.

•
PSUs. A PSU award is a grant of the right to receive a payment in common stock or cash, or a combination thereof, equal to the fair market value of a share of common stock on the settlement date of the award, conditioned on the achievement of performance goals. PSUs are solely a device for determining amounts to be paid to a participant, do not constitute shares, and will not be treated as a trust fund of any kind. During such period, the participant will have no rights as a stockholder with respect to any such shares of common stock underlying the PSU award. Notwithstanding the previous sentence, the compensation committee may provide in an award agreement that amounts equal to dividends declared during the restriction period on the common stock covered by the award will be credited to the participant’s account and settled in cash or shares of common stock at the same time or a different time (and subject to the same forfeiture restrictions and performance goals) as the PSUs to which such dividend equivalents relate. Awards of PSUs will be settled in shares of common stock, unless otherwise provided in an award agreement.

Unless otherwise provided in an award agreement or an effective employment, consulting, severance or similar agreement with us or a subsidiary, upon a participant’s termination of service for any reason, the unvested portion of each award of PSUs generally will be forfeited with no compensation due the participant.

•
Other Stock-Based Awards. The compensation committee may grant, subject to applicable law, any other type of award under the 2021 Plan that is payable in, or valued in whole or in part by reference to, shares of common stock, and that is deemed by the compensation committee to be consistent with the purposes of the 2021 Plan, including, without limitation, fully vested shares of common stock and dividend equivalents.

Change in Control and Other Corporate Transactions. Unless otherwise provided in an award agreement, a change in control shall not, in and of itself, accelerate the vesting, settlement, or exercisability of outstanding awards. Notwithstanding the foregoing and unless otherwise provided in an award agreement or an effective employment, consulting or similar agreement with us or a subsidiary, if (i) the successor corporation (or its direct or indirect parent) does not agree to assume an outstanding award or does not agree to substitute or replace such award with an award involving the ordinary equity securities of such successor corporation (or its direct or indirect parent) on terms and conditions necessary to preserve the rights of the applicable participant with respect to such award, (ii) the securities of the company or the successor corporation (or its direct or indirect parent) will not be publicly traded on a U.S. securities exchange immediately following such change in control or (iii) the change in control is not approved by a majority of the board of directors immediately prior to such change in control, then the compensation committee, in its sole discretion, may take one or more of the following actions with respect to all, some or any such awards: (a) accelerate the vesting and, if applicable, exercisability of such awards such that the awards are fully vested and, if applicable, exercisable (effective immediately prior to such change in control); (b) with respect to any awards that do not constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, accelerate the settlement of such awards upon such change in control; (c) with respect to awards that constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, terminate all such awards and settle all such awards for a cash payment equal to the fair market value of the shares of common stock underlying such awards less the amount the participant is required to pay for such shares of common stock, if any, provided that (I) such change in control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(v), (vi) or (vii) and (II) all other arrangements that would be aggregated with such awards under Section 409A of the Code are terminated and liquidated within 30 days before or 12 months after such change in control; (d) cancel any outstanding options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the fair market value as of the date of the change in control of the shares of common stock underlying the portion of the option or SAR being so cancelled over the exercise price or grant price, as the case may be, of such portion, provided that any option or SAR with a per share common stock exercise price or grant price, as the case may be, that equals or exceeds the fair market value of one share of common stock on the date of the change in control shall be cancelled with no payment due the participant and (e) take such other actions as the compensation committee deems appropriate. With respect to any action described above, any applicable performance goals will be deemed satisfied based on actual performance as of the date of the change in control or, if determined by the compensation committee, at target level performance.

Unless provided otherwise in an award agreement, or as otherwise may be determined by the compensation committee prior to a change in control, in the event that awards are assumed in connection with a change in control or substituted with new awards, and a participant’s employment or other service with the company and its subsidiaries is terminated without cause or as the result of the participant’s death or disability, in any case, within 24 months following a change in control, (i) the unvested portion of such participant’s awards shall vest in full (with any applicable performance goals being deemed to have been achieved at target or, if greater, actual levels of performance), (ii) awards of options and SARs shall remain exercisable by the participant or the participant’s beneficiary or legal representative, as the case may be, for a period of one-year (but not beyond the stated term of the option or SAR), (iii) all RSUs and PSUs shall be settled within 30 days after such termination and (iv) all other stock-based awards shall be settled within 30 days after such termination.

In the event of a common stock dividend, recapitalization, forward share split or reverse share split, reorganization, spin-off, extraordinary or unusual cash distribution or other similar corporate transaction or event, in any case, that occurs on or after the date the 2021 Plan is approved by the board of directors, the compensation committee shall make equitable adjustments in (i) the number and/or kind of shares which may thereafter be issued in connection with awards, (ii) the number and kind of shares issuable in respect of outstanding awards, (iii) the aggregate number and kind of shares available under the 2021 Plan and (iv) the exercise or grant price relating to any award, or, if deemed appropriate, the compensation committee may also make provision for a cash payment with respect to any outstanding award. In addition, the compensation committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards, including any performance goals, in recognition of unusual or nonrecurring events affecting the Company or its subsidiaries or in response to changes in applicable laws, regulations or accounting principles.

Clawback and Recoupment. Any award granted under the 2021 Plan (and all shares acquired thereunder) shall be subject to mandatory repayment and clawback pursuant to the terms of our corporate governance guidelines, as in effect from time to time, and as may otherwise be required by any federal or state laws or listing requirements of any applicable securities exchange. Additional recoupment and clawback policies may be provided in an award agreement.

Amendment and Termination. The board of directors has the power to amend, alter, suspend, discontinue or terminate the 2021 Plan, provided that, except for adjustments upon certain changes to the corporate structure of our company affecting the shares (as described above), the board of directors must obtain stockholder approval for actions which would: (i) increase the number of shares subject to the 2021 Plan; (ii) decrease the price at which awards may be granted or (iii) require stockholder approval under any applicable federal, state or foreign law or regulation or the rules of any stock exchange or automated quotation system on which the shares may then be listed or quoted. No award of options or SARs may be repriced, replaced or regranted through cancellation without the approval of our stockholders.

The compensation committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award without the consent of any affected participant, provided, that no such amendment, alteration, suspension, discontinuation or termination that adversely affects the rights of a participant shall be effective without such participant’s consent.

Unless earlier terminated, the 2021 Plan shall terminate with respect to the grant of new awards on February 26, 2031.

New Plan Benefits

The Company has not approved any awards that are conditioned upon stockholder approval of the Amendment. The Administrator has the discretion to grant awards under the 2021 Plan and, therefore, it is not possible as of the date of this Proxy Statement to determine future awards (including options) that will be received by the Company’s named executive officers or others under the 2021 Plan.

Equity Compensation Plan Table

The following table presents information as of December 31, 2024 with respect to compensation plans under which shares of our common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding securities	Weighted- average exercise price of outstanding securities ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by stockholders (2021 Plan)(1)	2,489,096	1.35	1,159,017
Equity compensation plans not approved by stockholders (2015 Plan)	485,123	2.89	n/a
Inducement awards	250,000	1.89	n/a
Total	3,224,219		1,159,017

(1)
Includes our 2021 Plan and our 2021 Employee Stock Purchase Plan. For a description of these plans and our 2015 Plan, refer to Note 10 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Federal Income Tax Consequences of Awards under the 2021 Plan

The following is a brief summary of the U.S. federal income tax consequences of the 2021 Plan generally applicable to the Company and to participants in the 2021 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local, or foreign tax laws.

Non-qualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a non-qualified stock option with an exercise price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a non-qualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have a short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (1) one year from the date the participant exercised the option or (2) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as a short-term or long-term capital gain, as the case may be.

With respect to both non-qualified stock options and ISOs, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Shares, RSUs, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted shares, RSUs, or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted shares only, a participant may instead elect to be taxed at the time of grant.

Other Stock-Based Awards. The U.S. federal income tax consequences of other stock-based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we may be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code (specifically, Code Section 162(m)).

Code Section 409A. We intend that awards granted under the 2021 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2021 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2021 Plan until all tax withholding obligations are satisfied.

Interest of Certain Persons In Matters to Be Acted Upon

Our directors and officers are eligible to receive awards under the 2021 Plan. Directors and executive officers may benefit from the payment of equity-based awards under the 2021 Plan.

Vote Required

Approval will be obtained if the number of votes cast “FOR” Proposal Two at the Annual Meeting exceeds the number of votes “AGAINST” Proposal Two. Abstentions and broker non-votes will have no effect on Proposal Two.

Recommendation of the Board

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2025 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that KPMG LLP is not ratified by our stockholders, the audit committee will review its future selection of KPMG LLP as our independent registered public accounting firm.

KPMG LLP audited our financial statements for the fiscal year ended December 31, 2024 and their engagement for the fiscal year ended December 31, 2025 is being recommended by the board of directors to the stockholders for ratification. Representatives of KPMG LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. The following table provides information regarding the fees billed for professional services rendered by KPMG LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Audit fees(1)	$495,573	$479,012
Tax fees(2)	68,315	48,300
Total fees	$563,888	$527,312

(1)
Consists of services rendered in connection with the audit of our financial statements, including audited financial statements included in our Form 10-K filing and presented in our Registration Statement on Form S-1 and on Form S-3, review of the interim financial statements and services normally provided in connection with regulatory filings.

(2)	Consists of fees billed for professional services in connection with the preparation of our tax returns, including the services for our research and development tax credit analysis.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above for 2024 were approved by our audit committee.

Vote Required

Approval will be obtained if the number of votes cast “FOR” Proposal Three at the Annual Meeting exceeds the number of votes “AGAINST” Proposal Three. Abstentions and broker non-votes will have no effect on Proposal Three.

Recommendation of the Board

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, as of April 8, 2025 by:

•	each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

Percentage ownership of our common stock is based on 27,239,885   shares of our common stock outstanding on April 8, 2025. Unless noted otherwise, the address of all listed stockholders is 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024.

	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Name and Address of Beneficial Owner 5% Stockholders:
PharmaCyte Biotech, Inc.(1)	6,809,558	19.99%
Dauntless Investment Group, LLC(2)	1,429,845	5.26%
Jorey Chernett(3)	1,624,313	5.98%
Named executive officers and directors:
Kathy Lee-Sepsick(4)	1,188,859	4.23%
Daniel Currie(5)	374,260	1.36%
Dov Elefant(6)	399,045	1.44%
Charles Larsen(7)	48,476	*
Alistair Milnes	5,667	*
Joshua Silverman	5,667	*
Edward Uzialko, Jr.(8)	1,234,406	4.53%
All executive officers and directors as a group (10 individuals)	3,333,212	11.54%

*	Less than 1%.

(1)
As reported in Schedule 13D filed with the SEC dated November 22, 2023 by PharmaCyte Biotech, Inc., as updated for events known to us since such filing. Includes (i) 4,553,078 shares of common stock issuable upon conversion of a 6.0% senior unsecured convertible note due 2025 (as may be adjusted from time to time), which conversion is subject to a 19.99% beneficial ownership limitation, and (ii) Series B warrants exercisable for 4,237,288 shares of common stock, subject to a 19.99% beneficial ownership limitation. The stockholder may change its beneficial ownership limitation upon giving notice to us, which such change will not be effective until the 61st day after the notice is delivered to us. As a consequence of this beneficial ownership conversion cap and related limitation on the conversion and exercise of the convertible note and warrants, the beneficial ownership of this stockholder is limited as indicated in the table. The address of PharmaCyte Biotech, Inc. is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169.

(2)	As reported in Schedule 13D filed with the SEC dated February 26, 2025. The address of Dauntless Investment Group, LLC is 8567 Hummingbird, Commerce Township, MI 48382.
(3)	As reported in Schedule 13D filed with the SEC dated February 26, 2025. The address of Jorey Chernett is 6222 Indianwood Trail, Bloomfield Hills, MI 48301.
(4)
Consists of 277,778 shares owned, 72,223 shares held by the Lee-Sepsick Family Trust, and 838,858 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 8, 2025, of which all are vested as of such date.

(5)
Consists of 66,667 shares owned, 22,223 shares held by the Currie Family Trust, 742 shares held by Mr. Currie’s spouse, and 284,628 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 8, 2025, of which all are vested as of such date.

(6)	Consists of 399,045 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 8, 2025, of which all are vested as of such date.
(7)	Consists of 31,476 shares owned and 17,000 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 8, 2025, of which all are vested as of such date.
(8)
Consists of 1,187,231 shares owned, 30,175 shares owned by Mr. Uzialko’s spouse and 17,000 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 8, 2025, of which all are vested as of such date.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 8, 2025 and positions with Femasys are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Kathy Lee-Sepsick	57	Founder, President and Chief Executive Officer and Director
Dov Elefant	57	Chief Financial Officer
Daniel Currie	61	Chief Operating Officer
Christine Thomas	52	Chief Regulatory and Clinical Officer

Our Board chooses our executive officers, who then serve at the discretion of our Board.

Kathy Lee-Sepsick our founder, has served as our Chief Executive Officer and President since 2004 and served as our Chairperson from 2004 to 2021. Ms. Lee-Sepsick has served as a senior executive in the medical technologies industry for nearly three decades, compiling a successful track record in growing emerging companies and corporate operating divisions. She holds over 200 patents globally for Femasys products and product candidates. Ms. Lee-Sepsick was instrumental in the various stages of product and company life cycles with strategic, operational, and executive responsibilities, at start-ups Novoste Corporation, developer of intravascular therapy solution and SaluMedica, biomaterial developer of artificial cartilage. At the onset of her career, Ms. Lee-Sepsick served in a product management role at Terumo Medical Corporation, where she was integral in the management of strategic partner, Boston Scientific Corporation. Ms. Lee-Sepsick is a graduate of Rutgers University with an MBA and a BS in Biochemistry.

Dov Elefant has served as our Chief Financial Officer since February 2022. Mr. Elefant served as the vice president and CFO of Cellectar Biosciences, a late-stage clinical biopharmaceutical company focused on the discovery, development and commercialization of targeted cancer drugs, from September 2019 to February 2022. He served as Chief Financial Officer at Akari Therapeutics, Plc from January 2012 to September 2019. Prior to his role at Akari Therapeutics, Plc, he was Chief Financial Officer at Althera Medical Ltd. Mr. Elefant holds a B.S. in Accounting from the Sy Syms School of Business at Yeshiva University.

Daniel Currie has served as our Chief Operating Officer since 2023, and previously as our Senior Vice President, Operations since 2009 and our Vice President, Operations since 2004. Mr. Currie has over 30 years of operational experience in the medical device industry, including assignments at early stage and large established companies. He worked closely with research and development teams, implemented and managed quality systems, spearheaded compliance and complaint handling systems at CIBA Vision Corporation. As head of Quality at Novoste Corporation, he oversaw and was directly involved in design and manufacturing controls, quality auditing (including FDA), evaluating and managing subcontractor operations, managing validation systems and performing product evaluations and testing. Mr. Currie is a graduate of Georgia Southern University with a BBA in Economics.

Christine Thomas has served as our Chief Regulatory and Clinical Officer since October 2022. Ms. Thomas has over 20 years of successful leadership in regulatory and clinical affairs, including global strategy development, operations, and executive responsibility for medical device companies, such as GE Healthcare, Boston Scientific, Smiths Medical, and RTI Surgical, as well as providing FDA focused consultant expertise with IQVIA a large clinical research organization. Ms. Thomas has served as vice president of regulatory, quality, design assurance, clinical and compliance over her career. Ms. Thomas has been the regulatory, clinical, and quality lead on multiple M&A opportunities for both divestiture of product lines and acquisitions for several companies. Ms. Thomas holds a BS in Education from University of Wisconsin – Whitewater and is currently in the Johns Hopkins Master of Science program.

EXECUTIVE COMPENSATION

Our named executive officers for 2024, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

•	Kathy Lee-Sepsick, our founder, President, Chief Executive Officer and Director;

•	Daniel Currie, our Chief Operating Officer; and

•	Dov Elefant, our Chief Financial Officer.

Summary Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each of our named executive officers during 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards(1) ($)	All other compensation(2) ($)	Total ($)
Kathy Lee-Sepsick President and Chief Executive Officer	2024	542,000	81,300	139,117	37,917	800,334
	2023	500,000	270,000	214,751	34,674	1,019,425
Daniel Currie Chief Operating Officer	2024	400,670	48,668	37,917	42,027	529,282
	2023	389,000	124,480	82,265	34,674	630,419
Dov Elefant Chief Financial Officer	2024	432,600	40,067	57,032	76,137(3)	605,836
	2023	420,000	151,200	121,084	23,940	716,224

(1)
The values shown reflect the grant date fair value of the stock option awards computed in accordance with FASB ASC, Topic 718. See Note 10 to the Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 27, 2025, for a discussion on the relevant assumptions used in the calculation.

(2)	Consists of paid family health benefits and 401K match for 2024.

(3)	Includes $34,175 of reimbursed relocation costs for 2024.

Executive Employment Arrangements

We have entered into employment agreements with each of our named executive officers, as further described below. Each of our named executive officers’ employment is “at-will” and may be terminated at any time.

Ms. Lee-Sepsick. We entered into an amended and restated employment agreement with Ms. Lee-Sepsick, dated June 1, 2021, or the Lee-Sepsick Employment Agreement, providing for her position as President and Chief Executive Officer. Ms. Lee-Sepsick’s base salary in 2024 was $542,000. The Lee-Sepsick Employment Agreement provides for an indefinite term and is terminable for just cause by us and at will by Ms. Lee-Sepsick, provided Ms. Lee-Sepsick is required to provide thirty days’ advance written notice to us in the event she voluntarily terminates the Lee-Sepsick Employment Agreement. The Lee-Sepsick Employment Agreement provides for Ms. Lee-Sepsick's eligibility to receive discretionary, performance-based annual bonuses. The Lee-Sepsick Employment Agreement contains non-competition and employee non-solicitation covenants that apply through one year following termination of employment. The Lee-Sepsick Employment Agreement also provides for severance equal to (i) in the event of a severance-eligible termination of employment that occurs on or within the twelve-month period following a Change of Control (as defined in the Lee-Sepsick Employment Agreement), (A) the sum of (x) 24 months of her then current base salary and (y) two times her annual target bonus, (B) subsidized COBRA premiums for 24 months following her termination of employment and (C) acceleration in full of the vesting of his outstanding equity awards that are granted by us, and (ii) in the event of a severance-eligible termination of employment that does not occur on or within the twelve-month period following a Change of Control, (A) the sum of (x) twelve months of her then current base salary and (y) a prorated portion of her annual bonus, and (B) subsidized COBRA premiums for twelve months following her termination of employment.

Daniel Currie. We entered into an amended and restated employment agreement with Mr. Currie, dated June 1, 2021. Mr. Currie’s base salary in 2024 was $400,670. Mr. Currie’s employment agreement provides for severance equal to (i) in the event of a severance-eligible termination of employment that occurs on or within the twelve-month period following a Change of Control, (A) the sum of (x) twelve months of his then current base salary and (y) annual target bonus or commission amount, (B) subsidized COBRA premiums for twelve months following his termination of employment and (C) acceleration in full of the vesting of any outstanding equity awards that are granted by us on or following the date of effectiveness of the registration statement of which this prospectus forms a part, and (ii) in the event of a severance-eligible termination of employment that does not occur on or within the twelve-month period following a Change of Control, (A) the sum of (x) nine months of his then current base salary and (y) a prorated portion of his annual target bonus or commission amount, and (B) subsidized COBRA premiums for nine months following his termination of employment.

Dov Elefant. We entered into an employment agreement with Mr. Elefant, dated February 28, 2022, providing for his position as Chief Financial Officer. Mr. Elefant’s base salary in 2024 was $432,600. Mr. Elefant’s employment agreement provides for severance equal to (i) in the event of a severance-eligible termination of employment that occurs on or within the twelve-month period following a Change of Control, (A) the sum of (x) eighteen months of his then current base salary and (y) annual target bonus or commission amount, (B) subsidized COBRA premiums for eighteen months following his termination of employment and (C) acceleration in full of the vesting of any outstanding equity awards that are granted by us on or following the date of effectiveness of the registration statement of which this prospectus forms a part, and (ii) in the event of a severance-eligible termination of employment that does not occur on or within the twelve-month period following a Change of Control, (A) the sum of (x) twelve months of his then current base salary and (y) a prorated portion of his annual target bonus or commission amount, and (B) subsidized COBRA premiums for twelve months following his termination of employment.

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. We expect that our named executive officers will be eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance; and

•	life insurance.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2024.

Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Kathy Lee-Sepsick	03/18/2016	—(1)	55,556	—	111,111	1.71	03/18/2026
	06/30/2017	06/01/2017(2)	166,668	—	—	3.24	06/30/2027
	12/13/2019	11/01/2019(2)	5,556	—	—	6.12	12/13/2029
	01/26/2022	09/22/2023(3)	100,000	—	—	13.00	01/26/2032
	07/03/2023	07/03/2023(2)	67,600	202,800	—	0.49	07/03/2033
	07/03/2023	07/03/2023(4)	271,900	—	—	0.49	07/03/2033
	02/01/2024	02/01/2024(2)	—	204,900	—	0.80	02/01/2034
Daniel Currie	03/18/2016	09/11/2015(2)	5,556	—	—	1.71	03/18/2026
	06/30/2017	06/01/2017(2)	27,778	—	—	3.24	06/30/2027
	12/13/2019	11/01/2019(2)	5,556	—	—	6.12	12/13/2029
	01/25/2022	01/25/2022(2)	10,000	10,000	—	3.03	01/25/2032
	01/25/2022	(5)	10,000	—	30,000	3.03	01/25/2032
	07/03/2023	07/03/2023(2)	21,150	63,450	—	0.49	07/03/2033
	07/03/2023	07/03/2023(4)	124,800	—	—	0.49	07/03/2033
	02/01/2024	02/01/2024(2)	—	61,900	—	0.80	02/1/2034
Dov Elefant	02/28/2022	02/28/2022(2)	50,000	50,000	—	2.97	02/28/2032
	07/03/2023	07/03/2023(2)	26,300	78,900	—	0.49	07/03/2033
	07/03/2023	07/03/2023(4)	204,700	—	—	0.49	07/03/2033
	02/01/2024	02/01/2024(2)	—	84,000	—	0.80	02/01/2034

(1)	The stock option award provides for 55,556 awards to vest on the approval of an IDE application and 111,111 awards to vest on the PMA approval for FemBloc.
(2)
The stock option award provides for 25% of the award to vest on each anniversary of the vesting commencement date (such that the award would fully vest on the fourth anniversary of the vesting commencement date), subject to the recipient's continuous employment with us through the relevant vesting dates.

(3)	The stock option award provides for 100,000 awards to vest on FDA de novo approval for FemaSeed. Vesting occurred on September 22, 2023.
(4)	The stock option award provides for 100% vesting upon grant.
(5)
The stock option award provides for 5,000 awards to vest annually on each anniversary of the filing of the date of the FemaSeed de novo with FDA if such filing occurs during the year ended December 31, 2023 and for 5,000 awards to vest annually on each anniversary of the filing of the date of the IDE submission to the FDA for FemBloc if such filing occurs during the year ended December 31, 2023, subject to the recipient's continuous employment with us through the relevant vesting dates. The options related to FemBloc began vesting June 26, 2023, and the options related to FemaSeed began vesting September 22, 2023.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, we grant stock options to our employees, including our named executive officers. Historically, we have granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in the first quarter of each fiscal year, which refresh grants are typically approved at the regularly scheduled meeting of the Compensation Committee occurring in such quarter, which are scheduled far in advance. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of our stockholders, respectively, pursuant to our non-employee director compensation policy. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information about us when determining the timing of stock option grants and does not seek to time the award of stock options in relation to our public disclosure of material nonpublic information. We have not timed the release of material nonpublic information for the purpose of affecting the value of executive compensation.

The following table sets forth information relating to the grant of stock options close in time to the filing of certain SEC reports.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award(1)
Percentage change in the closing
market price of the securities
underlying the award between the
trading day ending immediately prior to
the disclosure of material nonpublic
information and the trading day
beginning immediately following the
disclosure of material nonpublic
information(2)

(a)	(b)	(c)	(d)	(e)	(f)
Kathy Lee-Sepsick	2/1/2024	204,900	$0.80	$139,117	51.9% increase
Daniel Currie	2/1/2024	61,900	$0.80	$37,917	51.9% increase
Dov Elefant	2/1/2024	84,000	$0.80	$57,032	51.9% increase

(1)	Amounts reflect the grant date fair value of each option award granted, calculated in accordance with ASC 718.
(2)
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the filing of the Company’s Current Report on Form 8-K announcing the appointment of our former Chief Commercial Officer and the trading day beginning immediately following the date of the filing of such 8-K.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Directors, Executive Officers and Corporate Governance,” respectively, since January 1, 2024, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control and other arrangements, which are described under “Executive Compensation.”

Employment Arrangements

We have entered into employment agreements with each of our executive officers. See “Executive Compensation—Executive Employment Agreements” for a further discussion of these arrangements.

We employ Ms. Kayla Carlton, the daughter of Ms. Lee-Sepsick, our President, Chief Executive Officer and director. In 2024, Ms. Lee-Sepsick’s daughter’s total compensation and benefits was $190,000, which was consistent with the compensation and benefits provided to our other employees with equivalent qualifications, experience and responsibilities. Ms. Lee-Sepsick’s daughter is not an officer under Section 16 of the Exchange Act.

Director and Officer Indemnification and Insurance

We have agreed to indemnify each of our directors and executive officers against certain liabilities, costs and expenses, and have purchased directors' and officers' liability insurance.

Stock Option Grants to Executive Officers and Directors

We have granted options to our executive officers and our directors as more fully described in the section entitled “Executive Compensation.”

Policies and Procedures for Transactions with Related Persons

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm's length transaction and the extent of the related person’s interest in the transaction.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and KPMG LLP our audited financial statements for the fiscal year ended December 31, 2024. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with KPMG LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2024 filing with the SEC.

Submitted by the Audit Committee
Charles Larsen, Chair
Alistair Milnes
Edward Uzialko

ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Femasys Inc.
3950 Johns Creek Court, Suite 100
Suwanee, Georgia 30024
Attn: Investor Relations

Our annual report on Form 10-K for the fiscal year ended December 31, 2024 is also available at https://ir.femasys.com/financials/sec-filings/ under “SEC Filings” in the “Financial” section of our website.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the proxy materials. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

/s/ Kathy Lee-Sepsick
Kathy Lee-Sepsick
Founder, President and Chief Executive Officer Suwanee, Georgia April 28, 2025

ANNEX A

FEMASYS INC.

2021 EQUITY INCENTIVE PLAN1
Section 1.             Purpose of the Plan.

 The purpose of the Femasys Inc. 2021 Equity Incentive Plan (the “Plan”) is to assist the Company and its Subsidiaries in attracting and retaining valued Employees, Consultants and Non-Employee Directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s shares by such Employees, Consultants and Non-Employee Directors.

 Upon the approval of the Plan by the stockholders of the Company, no new awards will be granted under the Femasys Inc. 2015 Stock-Based Incentive Compensation Plan, as amended and/or restated from time to time (the “2015 Plan”).

Section 2.             Definitions.

 As used herein, the following definitions shall apply:

 2.1.       “Award” means the grant of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Stock, Performance Stock Units and Other Stock-Based Awards under the Plan.

 2.2.        “Award Agreement” means the written agreement, instrument or document evidencing an Award.

 2.3.        “Board” means the Board of Directors of the Company.

 2.4.        “Cause” means,

 (a)         if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, “Cause” shall have the meaning provided in such agreement;

 (b)           if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary or if no definition of “Cause” is set forth in the applicable employment, consulting, severance or similar agreement, “Cause” shall have the meaning provided in the applicable Award Agreement;

[1]	All share numbers will be adjusted in connection with any reverse stock split or similar capitalization adjustment pursuant to Section 8.1.

 (c)          if neither clause (a) nor clause (b) applies, then “Cause” shall mean (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) failing to follow the lawful directions of superiors or the Board or the written policies and practices of the Company or any Subsidiary; (iii) the Participant’s indictment for, conviction of, plea of guilty or no contest to, or commission of, a felony or a crime involving any of the following: moral turpitude, dishonesty, breach of trust or unethical business conduct; or the Participant’s indictment for, conviction of, plea of guilty or no contest to, or commission of, any crime involving the Company or any Subsidiary; (iv) fraud, misappropriation or embezzlement; (v) a material breach of the Participant’s employment agreement (if any) with the Company or any Subsidiary, whether or not such breach results in the termination of the Participant’s employment; (vi) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant that are consistent with his or her position(s); (vii) any illegal act detrimental to the Company or any Subsidiary; (viii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Company or any Subsidiary if required by the Participant’s employment agreement; or (ix) the Participant’s abuse of illegal drugs or other controlled substances or the Participant’s habitual intoxication while providing services to the Company or any Subsidiary.

 A Participant’s resignation or death, in either case, at a time when Cause to terminate the Participant’s employment or other service exists shall be treated as a termination for Cause for all purposes of the Plan and the Participant’s Awards and Award Agreements.

 2.5.        “Change in Control” means, unless otherwise provided in an Award Agreement, after the Effective Date:

 (a)          the acquisition in one or more transactions (whether by purchase, merger, amalgamation or otherwise) by any “Person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act, but excluding, for this purpose, (i) the Company and the Subsidiaries, (ii) any employee benefit plan of the Company or any Subsidiary or (iii) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company) of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Exchange Act), of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”);

 (b)           a change in the composition of the Board such that the individuals who as of any date constitute the Board (the “Incumbent Board”) cease to constitute a majority of the Board at any time during the 24-month period immediately following such date; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the “Incumbent Board” shall mean the Board as so reduced;

 (c)         a complete liquidation or dissolution or winding up of the Company (other than pursuant to a transaction in which the assets of the Company are distributed to an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company); or

 (d)          the sale, directly or indirectly, of all or substantially all of the Company’s and its Subsidiaries’ assets (determined on a consolidated basis), other than to a Person described in clauses (i), (ii) or (iii) of Section 2.5(a) above.

Notwithstanding the foregoing, (i) a restructuring, reorganization or similar or analogous event in which the stockholders of the Company immediately before such event have “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of the Company, or of the resulting entity, immediately after such event in substantially the same proportions as their ownership of Shares of the Company immediately before such event shall not constitute a Change in Control and (ii) an IPO shall not be considered a Change in Control.

 2.6.        “Code” means the Internal Revenue Code of 1986, as amended.

 2.7.        “Company” means Femasys Inc., a Delaware corporation, or any successor corporation or company.

 2.8.        “Committee” means the Compensation Committee of the Board, provided that the Committee shall at all times have at least two members, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and the regulations issued thereunder and an “independent director” under the rules of any applicable stock exchange.

 2.9.        “Consultant” means a natural person (within the meaning of Form S-8 of the Securities Act) who provides bona fide services to the Company or any Subsidiary other than in connection with the offer or sale of Shares or other securities or shares in a capital-raising transaction and is not engaged in activities that directly or indirectly promote or maintain a market for the Shares or other securities of the Company.

 2.10.      “Disability” means,

 (a)         if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, “Disability” shall have the meaning provided in such agreement;

 (b)           if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary or if no definition of “Disability” is set forth in the applicable employment, consulting, severance or similar agreement, “Disability” shall have the meaning provided in the applicable Award Agreement;

 (c)           if neither clause (a) nor clause (b) applies, then “Disability” shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

 2.11.      “Effective Date” means the day immediately prior to the IPO Registration Date, provided that the Plan is approved by the stockholders of the Company prior to such day.

 2.12.      “Employee” means an officer or other employee of the Company or a Subsidiary, including without limitation a director who is such an employee.

 2.13.      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

 2.14.      “Fair Market Value” means, on any given date (i) if the Shares are listed on any established stock exchange or a national market system, including without limitation NASDAQ, the closing sales price for such Shares as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable (or, if no closing sales price was reported on that date, on the last trading date such closing sales price was reported); (ii) if clause (i) does not apply, then if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Shares on the day of determination (or, if no bids and asks were reported on that date, on the last trading date such bids and asks were reported); or (iii) if neither clause (i) nor clause (ii) applies, such value as the Committee in its discretion may in good faith determine in accordance with Section 409A of the Code and the regulations thereunder (and, with respect to Incentive Stock Options, in accordance with Section 422 of the Code and the regulations thereunder).

 2.15.      “IPO” means (i) the initial public offering of the Company’s securities, other than pursuant to a Form S-8 (or any successor form thereto), or (ii) the Company’s securities becoming subject to registration under the Exchange Act.

 2.16.       “IPO Registration Date” means the date on which the Company’s registration statement on Form S-1 in connection with its initial public offering of Shares is declared effective by the Securities and Exchange Commission under the Securities Act.

 2.17.       “Incentive Stock Option” means an Option or portion thereof intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option, and which in fact meets such requirements of Section 422 of the Code.

 2.18.      “Incumbent Director” means a director who either (1) is a member of the Board as of the Effective Date or (2) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination.

 2.19.       “Non-Employee Director” means a member of the Board who is not an Employee.

 2.20.       “Non-Qualified Option” means an Option or portion thereof that is designated as not being an Incentive Stock Option or that does not otherwise qualify as an Incentive Stock Option.

 2.21.     “Option” means a right granted under Section 6.1 of the Plan to purchase a specified number of Shares at a specified price. An Option may be an Incentive Stock Option or a Non-Qualified Option; provided, however, that unless otherwise explicitly stated in an Award Agreement, each Option is hereby designated as a Non-Qualified Option.

 2.22.       “Other Stock-Based Award” means a right granted under Section 6.7 of the Plan.

 2.23.       “Participant” means any Employee, Non-Employee Director or Consultant who receives an Award.

 2.24.      “Performance Goals” means any goals established by the Committee in its sole discretion, the attainment of which is substantially uncertain at the time such goals are established. Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or a Subsidiary, division, department or function within the Company or a Subsidiary. Performance Goals may be measured on an absolute or relative basis. Relative performance may be measured, for example, by a group of peer companies or by a financial market index. Performance Goals may include, but are not limited to: achievement of specified research and development, publication, clinical and/or regulatory milestones, total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Shares, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per Share, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and any combination of any of the foregoing criteria. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or a Subsidiary, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals and/or the related minimum, target, maximum and/or other acceptable levels of achievement, in whole or in part, as the Committee deems appropriate and equitable.

 2.25.      “Performance Period” means the period selected by the Committee during which performance is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

 2.26.      “Performance Stock” means Shares awarded by the Committee under Section 6.6 of the Plan that are subject to Performance Goals.

 2.27.     “Performance Stock Unit” means the right granted under Section 6.5 of the Plan to receive, on the date of settlement, one Share or an amount equal to the Fair Market Value of one Share, which right is subject to Performance Goals. Performance Stock Units may be settled in cash, Shares or any combination thereof; provided, however, that unless otherwise provided in an Award Agreement, Performance Stock Units shall be settled in Shares.

 2.28.      “Person” means an individual, corporation, partnership, association, limited liability company, estate or other entity.

 2.29.      “Restricted Stock” means a Share awarded by the Committee under Section 6.3 of the Plan.

 2.30.      “Restricted Stock Unit” means the right granted under Section 6.4 of the Plan to receive, on the date of settlement, one Share or an amount equal to the Fair Market Value of one Share. An Award of Restricted Stock Units may be settled in cash, Shares or any combination of the foregoing; provided, however, that unless otherwise provided in an Award Agreement, Restricted Stock Units shall be settled in Shares.

 2.31.      “Restriction Period” means the period during which Performance Stock, Performance Stock Units, Restricted Stock and Restricted Stock Units are subject to forfeiture.

 2.32.      “SAR” means a stock appreciation right awarded by the Committee under Section 6.2 of the Plan.

 2.33.      “Securities Act” means the Securities Act of 1933, as amended.

 2.34.      “Share” means one share of the Company’s common stock, par value $0.001 per share.

 2.35.      “Subsidiary” means any corporation, partnership, joint venture, company or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

 2.36.      “Ten Percent Stockholder” means a Person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, a “parent” or a “subsidiary” (as the terms “parent” and “subsidiary” are defined in Code Section 424).

Section 3.             Eligibility.

 Any Employee, Non-Employee Director or Consultant shall be eligible to be selected to receive an Award under the Plan, as determined in the sole discretion of the Committee.

Section 4.             Administration of the Plan.

 4.1.        The Plan and all Award Agreements shall be administered by the Committee. Any action of the Committee in administering the Plan and an Award Agreement shall be final, conclusive and binding on all Persons, including without limitation the Company, its Subsidiaries, Participants, Persons claiming rights from or through Participants and stockholders of the Company. No member of the Committee (or any person to whom the Committee has delegated authority to act under the Plan) shall be personally liable for any action, determination or interpretation taken or made in good faith by the Committee (or such person) with respect to the Plan or any Awards granted hereunder, and all members of the Committee (and such persons to whom the Committee has delegated authority to act under the Plan) shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation to the fullest extent permitted by law.

 4.2.        Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to (i) select the Employees, Non-Employee Directors and Consultants who will receive Awards pursuant to the Plan; provided that Awards granted to Non-Employee Directors shall be subject to approval by the full Board; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, Performance Goals relating to an Award, transferability or forfeiture, exercisability or settlement of an Award, waivers or accelerations thereof, and waivers of or modifications to Performance Goals relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (iv) determine the exercise price or purchase price (if any) of an Award; (v) determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, or surrendered; (vi) determine whether (and, if necessary, certify that) Performance Goals to which an Award is subject are satisfied; (vii) determine whether Participants will be permitted to defer the settlement of certain Awards; (viii) correct any defect or supply any omission or reconcile any inconsistency in the Plan and Award Agreements, and adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments relating to the Plan and Award Agreements as it may deem necessary or advisable; (ix) construe and interpret the Plan and Award Agreements; and (x) make all other determinations as it may deem necessary or advisable for the administration of the Plan and Award Agreements. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no underwater Option or underwater SAR may be repriced, replaced or regranted through cancellation, nor may any underwater Option or underwater SAR be repurchased for cash, in any case, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Sections 7 or 8 of the Plan.

 4.3.       To the extent permitted by applicable law and the Company’s by-laws, the Committee may delegate some or all of its authority with respect to the Plan and Awards to any executive officer of the Company or any other person or persons designated by the Committee, in each case, acting individually or as a committee, provided that the Committee may not delegate its authority hereunder to any person to make Awards to (a) Employees who are (i) subject to the requirements of Rule 16b-3 of the Exchange Act or (ii) officers or other Employees who are delegated authority by the Committee pursuant to this Section 4.3 or (b) members of the Board. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter in its sole discretion. The Committee may at any time rescind the authority delegated to any person pursuant to this Section 4.3. Any action undertaken by any such person or persons in accordance with the Committee’s delegation of authority pursuant to this Section 4.3 shall have the same force and effect as if undertaken directly by the Committee.

 4.4.        Notwithstanding any other provision to the contrary, Awards granted to Non-Employee Directors shall be administered by the full Board, and any authority reserved under the Plan for the Committee with regard to Awards granted to Non-Employee Directors shall be exercised by the full Board.

Section 5.             Shares Subject to the Plan.

 5.1.       Subject to adjustment as provided in Section 8 hereof and this Section 5, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be 10,000,000 Shares (the “Cap”); provided, however, that on January 1st of each year, commencing with the first January 1st following the Effective Date of the Plan, the Cap shall be increased by a number of Shares equal to (x) 4% of the total number of Shares outstanding on the immediately preceding December 31st and (y) such lesser number of Shares determined by the Board. In addition, the Cap shall be increased by the number of Shares underlying the portion of an award granted under the 2015 Plan that is cancelled, terminated or forfeited or lapses, in any case, on or after the Effective Date. No more than 10,000,000 Shares issued under the Plan may be issued pursuant to the exercise of Incentive Stock Options (provided that on January 1st of each year of the term of the Plan, this limitation shall be increased by the lesser of (x) 4% of the total number of Shares outstanding on the immediately preceding December 31st and (y) 5,000,000 Shares (subject to adjustment as provided in Section 8 hereof)). The Shares issued under the Plan may, at the election of the Board, be (i) authorized but previously unissued Shares or (ii) Shares previously issued and outstanding and reacquired by the Company. Notwithstanding the foregoing, Shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company or any Subsidiary (“Substitute Awards”) shall not count against the Cap, and to the extent permitted by the rules of the stock exchange on which the Shares are then listed or quoted, shares under a stockholder approved plan of an acquired company (adjusted to reflect the transaction) may be used for Awards under the Plan and do not count against the Cap. No Non-Employee Director may be granted Awards in any one calendar year covering a number of Shares that have a Fair Market Value on the grant date in excess of (i) $350,000 in the first calendar year of such Non-Employee Director’s initial service as a Non-Employee Director and (ii) $200,000 in any other calendar year of such Non-Employee Director’s service.

 5.2.        If any Shares subject to an Award under the Plan are forfeited or such Award otherwise terminates for any reason whatsoever without an actual distribution of Shares to the Participant, any Shares counted against the number of Shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, be added back to the Cap and shall again be available for Awards under the Plan; provided, however, that (i) such treatment shall not apply for Substitute Awards and (ii) the Committee may adopt procedures for the counting of Shares relating to any Award to ensure appropriate counting, avoid double counting, provide for adjustments in any case in which the number of Shares actually distributed differs from the number of Shares previously counted in connection with such Award, and if necessary, to comply with applicable law or regulations. In addition, and notwithstanding anything contained herein to the contrary, Shares tendered in payment of the exercise price or withholding taxes with respect to an Award shall not become, or again be, available for Awards under the Plan.

Section 6.             Awards.

 Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the settlement or exercise thereof, at the grant date or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation terms requiring forfeiture of Awards in the event of a Participant’s termination of employment or other service with the Company or any Subsidiary; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed (provided that, in any case, any such action is permitted under Code Section 409A). The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be determined by the Committee. Each Award, and the terms and conditions applicable thereto, shall be evidenced by an Award Agreement.

 6.1.        Options. Options give a Participant the right to purchase a specified number of Shares from the Company for a specified time period at a fixed exercise price, as provided in the applicable Award Agreement. Options may be either Incentive Stock Options or Non-Qualified Options; provided that Incentive Stock Options may be granted only to employees of the Company or a “subsidiary” (as defined in Code Section 424(f)) of the Company. The grant of Options shall be subject to the following terms and conditions:

 (a)          Exercise Price. The price per Share at which Shares may be purchased upon exercise of an Option shall be determined by the Committee and specified in the Award Agreement, but shall be not less than the Fair Market Value of one Share on the grant date (or 110% of the Fair Market Value of one Share on the grant date in the case of an Incentive Stock Option granted to a Ten Percent Stockholder).

 (b)          Term of Options. The term of an Option shall be specified in the Award Agreement, but shall in no event be greater than ten years from the grant date (or five years from the grant date in the case of an Incentive Stock Option granted to a Ten Percent Stockholder).

 (c)          Exercise of Option. Each Award Agreement with respect to an Option shall specify the time or times at which an Option may be exercised in whole or in part and the terms and conditions applicable thereto, including without limitation (i) a vesting schedule which may be based upon the passage of time, attainment of Performance Goals or a combination thereof, (ii) whether the exercise price for an Option shall be paid in cash, with Shares, with any combination of cash and Shares, or with other legal consideration that the Committee may deem appropriate and to the extent permitted by applicable law, (iii) the methods of payment, which may include payment through cashless and net exercise arrangements, to the extent permitted by applicable law and (iv) the methods by which, or the time or times at which, Shares will be delivered or deemed to be delivered to Participants upon the exercise of such Option. Payment of the exercise price shall in all events be made within three days after the date of exercise of an Option. With respect to any Participant who is subject to Section 16 of the Exchange Act with respect to the Company, such Participant may direct the Company to reduce the number of Shares that would otherwise be deliverable upon the exercise of his or her Option by the number of Shares having a Fair Market Value on the date of exercise equal to the exercise price of the portion of the Option then being exercised.

 (d)       Incentive Stock Options. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” (as defined in Section 421(b) of the Code) of any Shares acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of any period during which a disqualifying disposition could occur, subject to complying with any instructions from such Participant as to the sale of such Shares. The aggregate Fair Market Value, determined as of the grant date, for Awards granted under the Plan (or any other stock or share option plan required to be taken into account under Section 422(d) of the Code) that are intended to be Incentive Stock Options which are first exercisable by the Participant during any calendar year shall not exceed $100,000. To the extent an Award purporting to be an Incentive Stock Option exceeds the limitation in the previous sentence or does not otherwise qualify as an Incentive Stock Option, the portion of the Award in excess of such limit or that does not so qualify shall be a Non-Qualified Option.

 (e)         No Dividend Equivalent Rights. No Participant shall be entitled to dividend equivalent rights or payments with respect to any Shares underlying the Participant’s Options.

 6.2.        Stock Appreciation Rights. A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of one Share on the grant date. No payment from the Participant shall be required to exercise a SAR. The grant of SARs shall be subject to the following terms and conditions:

 (a)           General. Each Award Agreement with respect to a SAR shall specify the number of SARs granted, the grant price of the SAR, the time or times at which the SAR may be exercised in whole or in part (including without limitation vesting upon the passage of time, the attainment of Performance Goals or a combination thereof), the method of exercise, method of settlement (in cash, Shares or a combination thereof), method by which Shares will be delivered or deemed to be delivered to Participants (if applicable) and any other terms and conditions of the SAR. Unless provided otherwise in an Award Agreement, all SARs shall be settled in Shares.

(b)            Term. The term of a SAR shall be specified in the Award Agreement, but shall in no event be greater than ten years from the grant date.

(c)           No Dividend Equivalent Rights. No Participant shall be entitled to dividend equivalent rights or payments with respect to any Shares underlying the Participant’s SARs.

 6.3.        Restricted Stock. An Award of Restricted Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the occurrence of specified events during the Restriction Period. Such an Award shall be subject to the following terms and conditions:

 (a)        General. Each Award Agreement with respect to Restricted Stock shall specify the duration of the Restriction Period and/or each installment thereof, the conditions under which the Restricted Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Restricted Stock. Such restrictions may include a vesting schedule based upon the passage of time.

 (b)          Transferability. During the Restriction Period, the transferability of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

 (c)          Stockholder Rights. Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to Restricted Stock, including, without limitation, the right to receive dividends thereon (whether in cash or Shares) and to vote such Shares of Restricted Stock in accordance with the Company’s by-laws. Dividends may, in the discretion of the Committee, be paid currently or subject to the same restrictions as the underlying Restricted Stock, in either case, as set forth in the applicable Award Agreement (and the Committee may, in its sole discretion, withhold any cash dividends paid on Restricted Stock until the restrictions applicable to such Restricted Stock have lapsed); provided, however, that dividends paid on unvested Restricted Stock that is subject to Performance Goals shall not be paid or released unless and until the applicable Performance Goals have been achieved.

 (d)           Additional Matters. Upon the Award of Restricted Stock, the Committee may direct the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including without limitation an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such Shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and, if issued to the Participant, returned to the Company to be held in escrow during the Restriction Period. In all cases, the Participant shall sign a stock power or share transfer form (as appropriate) endorsed in blank to the Company to be held in escrow during the Restriction Period.

  6.4.        Restricted Stock Units. Restricted Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Restricted Stock Units do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Participant in respect of an Award of Restricted Stock Units shall be no greater than the right of any unsecured general creditor of the Company. The grant of Restricted Stock Units shall be subject to the following terms and conditions:

(a)            Restriction Period. Each Award Agreement with respect to Restricted Stock Units shall specify the duration of the Restriction Period, if any, and/or each installment thereof and the conditions under which such Award may be forfeited to the Company. Such restrictions may include a vesting schedule based upon the passage of time.

 (b)           Settlement. Unless otherwise provided in an Award Agreement (i) an Award of Restricted Stock Units shall be settled in Shares, provided that any fractional Restricted Stock Units shall be settled in cash and (ii) subject to the Participant’s continued employment or other service with the Company or a Subsidiary from the date of grant through the expiration of the Restriction Period (or applicable portion thereof), the vested portion of an Award of Restricted Stock Units shall be settled within 60 days after the expiration of the Restriction Period (or applicable portion thereof).

 (c)          Stockholder Rights. Nothing contained in the Plan shall be construed to give any Participant rights as a stockholder with respect to an Award of Restricted Stock Units (including, without limitation, any voting, dividend or derivative or other similar rights). Notwithstanding the foregoing, the Committee may provide in an Award Agreement that amounts equal to any dividends declared during the Restriction Period or deferral period on the Shares represented by an Award of Restricted Stock Units will be credited to the Participant’s account and settled in Shares unless otherwise specified in the applicable Award Agreement at the same time (and subject to the same forfeiture restrictions) as the Restricted Stock Units to which such dividend equivalents relate (with the number of Shares released in payment of such dividend equivalents to equal the amount of dividend equivalents then being settled, divided by the Fair Market Value of one Share on the settlement date of such dividend equivalents); provided, however, that the Committee may determine at or after the grant date to settle any such dividend equivalents in cash.

 6.5.       Performance Stock Units. Performance Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Performance Stock Units do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Participant in respect of an Award of Performance Stock Units shall be no greater than the right of any unsecured general creditor of the Company. The grant of Performance Stock Units shall be subject to the following terms and conditions:

 (a)          Restriction Period. Each Award Agreement with respect to Performance Stock Units shall specify the duration of the Performance Period and the Restriction Period, if any, and/or each installment thereof, the Performance Goals applicable to the Performance Stock Units and the conditions under which the Performance Stock Units may be forfeited to the Company. Such restrictions shall include a vesting schedule based on the attainment of one or more Performance Goals.

 (b)          Settlement. Unless otherwise provided in an Award Agreement, subject to the Participant’s continued employment or other service with the Company or a Subsidiary from the grant date through the expiration of the Restriction Period (or applicable portion thereof), the vested portion of an Award of Performance Stock Units shall be settled within 60 days after the expiration of the Restriction Period (or applicable portion thereof). Unless provided otherwise in an Award Agreement, all Performance Stock Units will be settled in Shares (except that fractional Performance Stock Units shall be settled in cash).

 (c)         Stockholder Rights. Nothing contained in the Plan shall be construed to give any Participant rights as a stockholder with respect to an Award of Performance Stock Units (including, without limitation, any voting, dividend or derivative or other similar rights). Notwithstanding the foregoing, the Committee may provide in an Award Agreement that amounts equal to any dividends declared by the Company during the Restriction Period on the Shares represented by an Award of Performance Stock Units will be credited to the Participant’s account and settled in cash or Shares at the same time (and subject to the same forfeiture restrictions and Performance Goals) as the Performance Stock Units to which such dividend equivalents relate (with the number of Shares released in payment of such dividend equivalents to equal the amount of dividend equivalents then being settled in Shares, divided by the Fair Market Value of one Share on the settlement date of such dividend equivalents).

 6.6.        Performance Stock. An Award of Performance Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares are conditional on the achievement of one or more Performance Goals during the Performance Period and subject to forfeiture upon the occurrence of specified events during the Restriction Period. An Award of Performance Stock shall be subject to the following terms and conditions.

 (a)       General. Each Award Agreement with respect to Performance Stock shall specify the duration of the Performance Period and the Restriction Period, if any, and/or each installment thereof, the Performance Goals applicable to the Performance Stock and the conditions under which the Performance Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Performance Stock.

 (b)        Transferability. During the Restriction Period, if any, the transferability of Performance Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Performance Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

(c)        Stockholder Rights. Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to Performance Stock, including, without limitation, the right to receive dividends thereon (whether in cash or Shares), but only to the extent that Performance Stock vests based on the achievement of Performance Goals, and to vote such shares of Performance Stock. Dividends shall be subject to the same restrictions (and Performance Goals) as the underlying Performance Stock and the Committee shall withhold any cash dividends paid on Performance Stock until the Performance Goals are achieved and restrictions applicable to such Performance Stock have lapsed.

 6.7.         Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants any type of Award (in addition to those Awards provided in Sections 6.1, 6.2, 6.3, 6.4, 6.5 and 6.6 hereof) that is payable in, or valued in whole or in part by reference to, Shares, and that is deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, fully vested Shares and dividend equivalents (“Other Awards”).

 6.8.       Termination of Employment or Other Service. Unless otherwise provided in an Award Agreement, and except as otherwise provided in Section 7.2 hereof, upon a Participant’s termination of employment or other service with the Company and its Subsidiaries (x) for any reason other than for Cause, the unvested portion of each Award shall be immediately forfeited upon such termination with no compensation or other payment due the Participant, and the vested portion of each Option and SAR shall be exercisable for the period set forth in the Award Agreement (but not beyond the stated term of such vested Option or vested SAR) or (y) for Cause, all vested and unvested Awards granted to such Participant shall be immediately forfeited upon such termination with no compensation or other payment due the Participant.

Section 7.             Change in Control.

 7.1.        General. Unless otherwise provided in an Award Agreement, a Change in Control shall not, in and of itself, accelerate the vesting, settlement or exercisability of outstanding Awards. Notwithstanding the foregoing and unless otherwise provided in an Award Agreement, if (i) the successor corporation or company (or its direct or indirect parent) does not agree to assume an outstanding Award or does not agree to substitute or replace such Award with an award involving the ordinary equity securities of such successor corporation (or its direct or indirect parent) on terms and conditions necessary to preserve the rights of the applicable Participant with respect to such Award, (ii) the securities of the Company or the successor corporation or company (or its direct or indirect parent) will not be publicly traded on a U.S. securities exchange immediately following such Change in Control or (iii) the Change in Control is not approved by a majority of the Incumbent Directors immediately prior to such Change in Control, then the Committee, in its sole discretion, may take one or more of the following actions with respect to all, some or any such Awards: (a) accelerate the vesting and, if applicable, exercisability of such Awards such that the Awards are fully vested and, if applicable, exercisable (effective immediately prior to such Change in Control); (b) with respect to any Awards that do not constitute “non-qualified deferred compensation” within the meaning of Code Section 409A, accelerate the settlement of such Awards upon such Change in Control; (c) with respect to Awards that constitute “non-qualified deferred compensation” within the meaning of Code Section 409A, terminate all such Awards and settle all such Awards for a cash payment equal to the Fair Market Value of the Shares underlying such Awards less the amount the Participant is required to pay for such Shares, if any, provided that (I) such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(v), (vi) or (vii) and (II) all other arrangements that would be aggregated with such Awards under Code Section 409A are terminated and liquidated within 30 days before or 12 months after such Change in Control; (d) cancel any outstanding Option or SAR in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value as of the date of the Change in Control of the Shares underlying the portion of the Option or SAR being so cancelled over the exercise price or grant price, as the case may be, of such portion, provided that any Option or SAR with a per Share exercise price or grant price, as the case may be, that equals or exceeds the Fair Market Value of one Share on the date of the Change in Control shall be cancelled with no payment due the Participant and (e) take such other actions as the Committee deems appropriate (to the extent permitted by Code Section 409A). If any action is taken with respect to any Award under items (a) through (e) of this Section 7.1 and such Award is subject to Performance Goals, such Performance Goals shall be deemed satisfied based on the actual level of achievement of the applicable Performance Goals through the date of the Change in Control or, if determined by the Committee in its sole discretion prior to such Change in Control, using the applicable target level of achievement rather than such actual level of achievement. The judgment of the Committee with respect to any matter referred to in this Section 7.1 shall be conclusive and binding upon each Participant (and all other Persons) without the need for any amendment to the Plan or any Award or Award Agreement. Notwithstanding the foregoing, no Award that constitutes “non-qualified deferred compensation” (within the meaning of Section 409A of the Code) shall be payable upon the occurrence of a Change in Control unless such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5).

 7.2.        Termination Following a Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in an Award Agreement, in the event that Awards under the Plan are assumed in connection with a Change in Control or are substituted with new awards, in either case, pursuant to Section 7.1 above, and a Participant’s employment or other service with the Company and its Subsidiaries is terminated by the Company or a Subsidiary without Cause or due to Disability or as the result of the Participant’s death, in any case, within 24 months following a Change in Control, (i) the unvested portion of such Participant’s Awards (including without limitation any awards received in substitution of an Award) shall vest in full (with any applicable Performance Goals being deemed to have been achieved at target or, if greater, actual levels of performance), (ii) Awards of Options and SARs (including without limitation options and stock or share appreciation rights received in substitution of an Award) shall remain exercisable by the Participant or the Participant’s beneficiary or legal representative, as the case may be, for a period of one-year thereafter (but not beyond the stated term of such Option or SAR), (iii) all Restricted Stock Units and Performance Stock Units (including without limitation restricted stock units and performance stock units received in substitution of an Award) shall be settled within 30 days after such termination and (iv) all Other Stock-Based Awards (including without limitation any other stock-based awards received in substitution of an Award) shall be settled within 30 days after such termination; provided, however, that with respect to clauses (iii) and (iv), if settlement of such Awards on the date described in this Section 7.2 would violate Code Section 409A, then such Award instead shall be settled in full at the time it otherwise would have been settled in connection with a termination of employment or service without Cause or due to death or Disability, as applicable.

Section 8.             Adjustments upon Changes in Capitalization.

 8.1.       In order to prevent dilution or enlargement of the rights of Participants under the Plan as a result of any share dividend, recapitalization, forward share split or reverse share split, reorganization, spin-off, extraordinary cash distribution or other similar or analogous corporate transaction or event, in any case, that occurs on or after the date the Plan is approved by the Board (even if such date is prior to the Effective Date), that affects the Shares and which is effected without the receipt of consideration by the Company, the Committee shall adjust (i) the number and kind of Shares which may thereafter be issued in connection with Awards, (ii) the number and kind of Shares issuable in respect of outstanding Awards, (iii) the Cap, the number of Shares set forth in the second clause (y) in Section 5.1 hereof, and the specific Share limitations under Section 5 hereof and (iv) the exercise or grant price relating to any Award. Any such adjustment shall be made in an equitable manner which reflects the effect of such transaction or event. It is provided, however, that in the case of any such transaction or event, the Committee may make any additional adjustments to the items in clauses (i) through (iv) above which it deems appropriate in the circumstances, or make provision for a cash payment with respect to any outstanding Award.

 8.2.        In addition to the adjustments described in Section 8.1 above, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including without limitation any Performance Goals, in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles (including, without limitation, (a) asset write-downs; (b) significant litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules affecting reporting results; (d) any reorganization and/or restructuring programs or change in the corporate structure or capital structure of the Company or a Subsidiary; (e) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year or period; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year).

 8.3.        If Sections 7 and 8 hereof could both apply to an event, Section 7 hereof shall control.

Section 9.            Termination and Amendment.

 9.1.       Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company’s stockholders or Participants, except that any such amendment or alteration shall be subject to the approval of the Company’s stockholders if (i) such action would increase the number of Shares subject to the Plan (other than in connection with adjustments under Section 8.1 hereof), (ii) such action would decrease the price at which Awards may be granted, or (iii) such stockholder approval is required by any applicable federal, state or foreign law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit such other changes to the Plan to the Company’s stockholders for approval; provided, however, that except as provided in Section 18 hereof, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any outstanding Award unless such amendment, alteration, suspension, discontinuation or termination is required by law or the rules of any applicable securities exchange.

 9.2.       The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that except as provided in Section 18 hereof, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award unless such amendment, alteration, suspension, discontinuation or termination is required by law or the rules of any applicable securities exchange.

 9.3.       No Repricing. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no underwater Option or underwater SAR may be repriced, replaced or regranted through cancellation, nor may any underwater Option or underwater SAR be repurchased for cash, in any case, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Sections 7 and/or 8 hereof.

Section 10.           No Right to Award, Employment or Service.

 No Employee, Consultant or Non-Employee Director shall have any claim to be granted any Award under the Plan, and there is no obligation that the terms of Awards be uniform or consistent among Participants. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary. For purposes of the Plan, a transfer of employment or service between the Company and any of its Subsidiaries shall not be deemed a termination of employment or service; provided, however, that individuals employed by, or otherwise providing services to, an entity that ceases to be a Subsidiary shall be deemed to have incurred a termination of employment or service, as the case may be, as of the date such entity ceases to be a Subsidiary unless such individual becomes an employee of, or service provider to, the Company or another Subsidiary as of the date of such cessation. A change in status from Employee to Consultant shall be deemed to be a termination of employment, unless otherwise determined by the Committee. The Committee may adopt rules and make determinations on how a leave of absence will impact an Award, including, without limitation, tolling the vesting schedule or treating such leave of absence as a termination of employment or other service (such rules may be applied retroactively).

Section 11.           Taxes.

 Each Participant must make appropriate arrangement acceptable to the Company in its discretion for the payment of any taxes relating to an Award granted hereunder. The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including without limitation from a distribution of Shares or cash, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award (including without limitation withholding from any payroll or other payment due to a Participant). This authority shall include the ability to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. Withholding of taxes in the form of Shares with respect to an Award shall not occur at a rate that equals or exceeds the rate that would result in liability accounting treatment.

Section 12.           Limits on Transferability; Beneficiaries.

 No Award or other right or interest of a Participant under the Plan shall be (i) pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or (ii) assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or (with respect to Awards other than Incentive Stock Options) his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Non-Qualified Options, SARs, Performance Stock and Restricted Stock be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners (any vesting conditions shall be unaffected by such transfer). The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a Person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 13.            Foreign Nationals.

 Without amending the Plan, Awards may be granted to Employees, Consultants and Non-Employee Directors who are foreign nationals or are employed or providing services outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan. Moreover, the Committee may approve such supplements to, or sub-plans, amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, provided that no such supplements, sub-plans, amendments, restatements or alternative versions shall include any provisions that are prohibited by the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such prohibition without further approval by the stockholders of the Company.

Section 14.           Securities Law Requirements.

 14.1.     No Shares may be issued hereunder if the Company shall at any time determine that to do so would (i) violate the listing requirements of an applicable securities or stock exchange, or adversely affect the registration or qualification of the Company’s Shares under any state or federal law, or otherwise violate any law, rule or regulation, or (ii) require the consent or approval of any regulatory or supervising body or stockholders. In any of the events referred to in clause (i) or clause (ii) above, the issuance of such Shares shall be suspended and shall not be effective unless and until it is done in compliance with all applicable laws, rules and regulations, and such listing, registration, qualifications, consents or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when issuance has been suspended (provided, however, that if permitted under Code Section 409A, the Committee may toll the expiration date of an Award such that it will not terminate during any such period of suspension).

 14.2.      The Committee may require, as a condition to the issuance of Shares hereunder, representations, warranties and agreements to the effect that such Shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such Shares, and that the Participant will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act and the rules and regulations thereunder.

Section 15.            Termination.

 Unless earlier terminated, the Plan shall terminate with respect to the grant of new Awards on the earlier of the 10-year anniversary of the date the Plan was approved by the stockholders of the Company or the 10-year anniversary of the date the Plan was approved by the Board, and no Awards under the Plan shall thereafter be granted; provided that no such termination shall impact Awards that were granted prior to such termination.

Section 16.           Fractional Shares.

 The Company will not be required to issue any fractional Shares pursuant to the Plan. The Committee may provide for the elimination of fractions and settlement of such fractional Shares in cash, in its sole discretion.

Section 17.           Discretion.

 In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any Employee, any Consultant, any Non-Employee Director, the Company, any Subsidiary, any affiliate, any stockholder or any other Person.

Section 18.           Code Section 409A.

 The Plan and all Awards are intended to comply with, or be exempt from, Code Section 409A and all regulations, guidance, compliance programs and other interpretative authority thereunder, and shall be interpreted in a manner consistent therewith without increasing the cost to the Company. In the event that a Participant is a “specified employee” within the meaning of Code Section 409A, and a payment or benefit provided for under the Plan would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after such Participant’s “separation from service” (within the meaning of Code Section 409A), then such payment or benefit shall not be paid (or commence) during the six (6) month period immediately following such Participant’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Participant in a lump-sum, without interest, on the earlier of (i) the first business day of the seventh month following the month in which such Participant’s separation from service occurs or (ii) the tenth business day following such Participant’s death (but not earlier than if such delay had not applied). A Participant’s right to receive any installment payments under an Award Agreement, including without limitation as the result of any deferral of an Award in accordance with Code Section 409A, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A. Notwithstanding anything contained in the Plan or in an Award Agreement to the contrary, neither the Company, any member of the Committee nor any Subsidiary shall have any liability or obligation to any Participant or any other Person for taxes, interest, penalties or fines (including without limitation any of the foregoing resulting from the failure of any Award granted hereunder to comply with, or be exempt from, Code Section 409A). For purposes of any Award that constitutes “non-qualified deferred compensation” under Code Section 409A, the terms “termination of employment” or “termination of service” and similar phrases to each shall mean “separation from service” within the meaning of Code Section 409A.

Section 19.           Governing Law.

 The validity and construction of the Plan and any Award Agreements entered into hereunder shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the conflict of laws principles thereof.

Section 20.           Recoupment/Share Ownership.

 Any Award granted pursuant to the Plan (and all Shares acquired hereunder) shall be subject to mandatory repayment and clawback pursuant to the terms of the Company’s corporate governance guidelines, as in effect from time to time, and as may be otherwise required by law or the rules of any applicable securities exchange. Additional recoupment and clawback policies may be provided in the Participant’s Award Agreement. In addition, all Awards granted under the Plan (and all Shares acquired hereunder) shall be subject to the holding periods set forth in the Company’s stock ownership guidelines, as in effect from time to time.

Section 21.           Effective Date.

 The Plan shall become effective upon the Effective Date.

PROPOSED FIRST AMENDMENT
TO
FEMASYS INC.
2021 INCENTIVE PLAN

 The Femasys Inc. 2021 Stock Option and Incentive Plan (the “Plan”) is hereby amended by the Board of Directors (the “Board”) of Femasys Inc., a Delaware corporation (the “Company”), subject to approval of the Company’s stockholders, to increase the aggregate number of shares of the Company’s common stock, par value $0.001 per share (“Shares”), authorized for issuance under the Plan by 3,000,000 Shares:

1.     The first sentence of Section 3 of the Plan is hereby amended and restated in its entirety as follows:

“Subject to adjustment as provided in Section 8 hereof and this Section 5, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be 6,858,597 Shares (the “Cap”); provided, however, that on January 1st of each year, commencing with the first January 1st following the Effective Date of the First Amendment to the Plan, the Cap shall be increased by a number of Shares equal to (x) 4% of the total number of Shares outstanding on the immediately preceding December 31st and (y) such lesser number of Shares determined by the Board.”

2.     This First Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of the date it is adopted by the Board.

3.     Except as expressly amended hereby, all other provisions of the Plan shall remain unchanged.

Adopted by the Board on March 26, 2025.

 Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  V74706-P31331  1a. Alistair Milnes  1b. Edward Uzialko, Jr.  For Against Abstain  For Against  ! !  ! !  1. Election of Directors  Nominees:  FEMASYS INC.  The Board of Directors recommends you vote FOR the following:  3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm.  2. To approve an amendment to the Femasys Inc. 2021 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the 2021 Plan by 3,000,000 shares.  4. To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  The Board of Directors recommends you vote FOR the following proposals:  ! ! !  ! ! !  SCAN TO  VIEW MATERIALS & VOTE    BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O FEMASYS INC.  P.O. BOX 1342  BRENTWOOD, NY 11717  VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

 V74707-P31331  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice & Proxy Statement for the Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.proxyvote.com.  FEMASYS INC.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS  JUNE 25, 2025  The stockholder(s) hereby appoint(s) Kathy Lee-Sepsick and Dov Elefant, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Femasys Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on Wednesday, June 25, 2025, at the offices of Femasys Inc. at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024, and any adjournment or postponement thereof.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3.  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.  Continued and to be signed on reverse side